FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 9, 2001


                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

              000-27927                        43-1857213
              ---------                        ----------
        (Commission File Number) (Federal Employer Identification Number)

                12405 Powerscourt Drive
                  St. Louis, Missouri                          63131
                  -------------------                          -----
        (Address of Principal Executive Offices)             (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER ITEMS.

         On October 9, 2001, Charter Communications, Inc. (the Company) announced that its Board of Directors has selected Carl Vogel as the Company's new President and Chief Executive Officer effective immediately. Mr. Vogel also has been named a member of the Company's Board of Directors and its Executive Committee. Both actions have followed the previously announced resignation of Jerry Kent. A copy of the press release is being filed as Exhibit 99.1 with this report.



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ITEM 7. EXHIBITS.

      99.1     Press release dated October 9, 2001 *

------------------------------

      *    filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHARTER COMMUNICATIONS, INC.
                                     Registrant


                                     By: /s/ KENT D. KALKWARF
                                         --------------------
                                     Name:  Kent D. Kalkwarf
                                     Title: Executive Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer and
                                     Principal Accounting Officer)




Dated: October 11, 2001

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EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1          Press release dated October 9, 2001.